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EXHIBIT 10(r)
_____________

									(Conformed copy as of
									  September 21, 1994)























				MIDLANTIC CORPORATION

				SEVERANCE PAY POLICY




			   Adopted February 25, 1992;
			   Amended September 21, 1994





















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				MIDLANTIC CORPORATION
				SEVERANCE PAY POLICY

				  TABLE OF CONTENTS


										Page

PURPOSE OF THE POLICY							3

DEFINITIONS									3-5

SEVERANCE PAY - ELIGIBILITY; JOB ELIMINATION;
AND DISCHARGE

	Eligibility								5
	Conditions of Non-Eligibility					6
	Non-Eligibility Following Sale				6
	Denial of Severance Pay						6
AMOUNT OF SEVERANCE PAY

	Basic Severance Pay						7
	Supplemental Severance Pay					7
	Calculation of Severance Pay
	  for Part-Time Employees					7
	Supplemental Severance Minimums				8
	Maximum Severance Pay						8
	Timing of Severance Pay						8
	Discontinuance of Severance Pay				8
	Repayment of Severance Pay					9
	Conditions of Re-employment					9
	Employee Benefit Plan Coverage				9
	Funding								9
	Administration							9
	No Right to Employment						10
	Alienation of Benefits						10
	Termination or Amendment					11
	Exclusivity and Enforceability				11
	Taxes									11



















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			MIDLANTIC CORPORATION SEVERANCE PAY POLICY

1.	Purpose of the Policy

	As of  the Effective  Date, the Company hereby establishes
	a severance  policy  known  as   the  Midlantic Corporation
	Severance Pay  Policy as  set forth  in this  document.
	The Policy has  been adopted by the Company to provide
	Severance Pay  to   Employees  whose   employment  with
	the Company terminates under the conditions provided for by this Policy.

	There shall be no duplication of Severance Pay under the Policy. This Policy supersedes all oral and written severance policies or plans of the Company except
	Exception Agreements.   An Employee  who receives
	severance benefits under an Exception Agreement shall not be entitled to Severance Pay hereunder unless the Committee determines otherwise with respect to such Employee.

	2.	Definitions

	The  following   terms  when  used  herein  shall  have
	the following meanings unless a different meaning is plainly required by the context:

	a.	"Base Salary"  shall mean  the amount  an  Employee is
		entitled to receive as wages or salary on an
		annualized basis,   excluding    all   bonus,
		overtime,   shift differential, or  incentive
		compensation,   payable  by the  Company	as
		consideration   for  the  Employee's
		services,  as   determined  on   the  date
		immediately preceding Termination.

	b.	"Board of  Directors" shall mean the Board of Directors
		of Midlantic Corporation.

	c.	"Committee" shall mean the Midlantic Benefit Plans
		Committee.

	d.	"Company" shall mean Midlantic Corporation or any
		member of the controlled group of corporations of which it is a part which, with the approval of the Board of Directors, adopts the Policy.

	e.	"Effective Date" shall mean February 25, 1992.

	f.	"Employee" for purposes of the Policy shall mean any
		person who is employed by the Company on a full-time basis or a part-time basis. Employee does not include any person on Long Term Disability. If any individual is employed by more than one entity which is a Company,



<PAGE 4>

		the Company is the employer which issues the individual's paychecks.

	g.	"Exception Agreement" for purposes of the Policy shall
		mean a written severance arrangement or agreement executed by the Company with a specific Employee and/or a written post-employment agreement between the Company and a specific Employee which are identified by the Committee.

	h.	"Misconduct" shall mean:
		(i)		fraud,  misappropriation, embezzlement or
				criminal conduct;

		(ii)		neglect of duties or responsibilities as an
				Employee;

		(iii)		insubordination; or

		(iv)		violation  of  the  Company's policies and
				procedures.

	i.	"Plan Year" shall mean the calendar year.

	j.	"Policy" shall mean this Midlantic Corporation
		Severance Policy as amended from time to time.

	k.	"Reasonable Commuting Distance" for purposes of the
		Policy shall mean:

			Officers - the greater of 45 miles each way or the equivalent of the employee's current commute.

			Non-Officers - the greater of 25 miles each way or the equivalent of the employee's current commute.

		A  Reasonable   Commuting  Distance  must  include
		the continued availability  of public  transportation
		if an employee   is    currently   dependent    upon
		public transportation to get to their job.

	l.	"Reassignment" for purposes of the Policy shall mean
		placement in  another job at the same or greater
		salary at the  request of  the Company.   It  does
		not include placement  in   another  job  at  the
		request  of  the Employee.

	m.	"Severance Pay"  shall mean any lump sum payment or
		periodic payments made to an Employee solely on account of eligibility to receive such payment under this






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		Policy.   Severance Pay  may, where applicable, include
		both Basic  Severance Pay  and  Supplemental
		Severance Pay, as defined in paragraph 4(a) and (b).

	n.	"Termination" for the purposes of the Policy shall mean
		the discontinuance  of employment  by an  Employee
		with the Company  for the  reasons listed in
		paragraph 3(a). For Employees on an approved unpaid leave of absence including a military or family leave, Termination for purposes of the Policy
		occurs only  if and  when  the Employee  seeks   to
		return   to  active  status  upon expiration of  the
		leave  and is not reinstated for the reasons listed
		in paragraph   3(a).   Termination does not include
		voluntary resignation, death or retirement of an Employee; provided, however, that retirement, upon the occurrence of, and not prior to, an event
		described  in   paragraph  3(a)   shall  be   deemed
		a Termination.   For purposes of this Policy, the
		date of Termination shall mean the day prior to date that the Employee discontinues reporting for work or the date that the Employee is notified that he or she will not be reinstated from an approved unpaid leave.

	o.	"Years of  Completed Service" shall mean the period of
		service with  the Company  commencing on the
		Employee's most  recent   employment  date   and
		ending   on  the Employee's date  of Termination,
		rounded to the nearest year.	Past  service  which
		has  been  bridged  for
		retirement purposes under the Midlantic Retirement Plan will not be bridged for severance purposes.

	p.	"Management Committee Member"  shall mean the Chief
		Executive  Officer   of  the  Company  and  such
		other officers designated from time to time by the Board of Directors to have overall responsibility at the Company for a line of business or support staff area. [Added September 21, 1994]

3.	Severance Pay - Eligibility; Job Elimination; and Discharge

	a.	Eligibility

		Except as provided in paragraph 1, an Employee shall become eligible to receive the amount of Severance Pay set forth in paragraph 4(a) if the Employee meets any one of the following three conditions:

		(i)	Termination occurred because the Employee's
			job was eliminated for business reasons or because the business at which the Employee was working at the time of Termination or prior to an approved unpaid leave was shut down or moved to a new location by the
<PAGE 6>

			Company and,  in any  such case, the
			Employee was not offered a Reassignment with the Company which is within a Reasonable Commuting Distance.

		(ii)	Termination occurred  because the business at
			which the Employee was working at the time
			of Termination or  prior to  an approved
			unpaid leave was  sold by  the  Company  to
			another entity   (the "Buyer")  and the
			Employee was not offered employment by the Buyer.

		(iii)	Termination occurred for  any  reason  other
			than the reasons set forth in paragraph 3(b).

	b.	Conditions of Non-Eligibility

		An Employee is not eligible to receive Severance Pay, if the reason for Termination was:

		(i)	The Employee declined a Reassignment with the
			Company which is within a Reasonable
			Commuting  Distance  or  declined
			employment with a Buyer; or

		(ii)	The Employee resigns from employment with the
			Company, including  resignation either
			prior to or  subsequent to  the
			announcement  of  a business
			reorganization, closing or sale; or

		(iii)	The Employee dies prior to termination; or

		(iv)	The  Employee  was terminated  for  cause
			including,  but   not  limited   to,
			conduct constituting Misconduct and/or
			unsatisfactory job performance.

	c.	Non-Eligibility Following Sale

		No Employee shall be eligible to receive Severance Pay under this Policy following the sale to any
		Buyer of the  business   at  which  the  Employee
		was working. Following such a sale, the Employee's entitlement to severance payments upon termination of employment with the Buyer shall be governed solely by the severance plan or policy, if any, of the Buyer.

	d.	Denial of Severance Pay

		Notwithstanding any other provision of the Policy to the contrary, an Employee may be denied Severance Pay, in whole or in part, for any reason which, in the sole discretion of the Company, warrants the denial of

<PAGE 7>

		Severance Pay.

4.	Amount of Severance Pay

	a.	Basic Severance Pay

		Each Employee with six full months of service who is determined to be eligible for Severance Pay shall receive Severance Pay in an amount equal to one week Base Salary.

	b.	Supplemental Severance Pay

		Each Employee who is determined to be eligible for Basic Severance Pay may also receive Supplemental Severance Pay upon signing an Agreement and Release to be provided by the Company in which among other things the Employee releases all
		claims, if any, relating to the Employee's
		employment with the Company including but not limited to all claims, if any, relating to the
		termination of that employment.  Such   Supplemental
		Severance Pay will be calculated pursuant to the following schedule:

			Years of Completed         Number of Weeks
			   Service                 of Base Salary
				1					1
				2					3
				3					5
				4					7
				5					9
				6					11
				7					13
				8					15
				9					17
				10					19
				11					21
				12					23
				13 or More				25

		Employees who  have less  than  6  months  of
		service, although not  eligible for  Basic  Severance
		Pay,  may receive  1   week  of  Supplemental
		Severance Pay in exchange for signing an Agreement and Release.

	c.	Calculation of Severance Pay for Part-Time Employees

		Part-time employees' weekly Base Salary will be based on the current calendar year-to-date hours employed as a part-time employee, divided by the number of weeks for which pay was received to determine the average number of hours worked per week. The average hours per



<PAGE 8>

		week is multiplied by the current hourly rate of pay to determine weekly Base Salary. Prior to March 1 of the current year, the calculation will be based on the prior calendar year data.

	d.	Supplemental Severance Minimums

		Officers and exempt non-officer employees with six
		full months of service receiving Supplemental
		Severance will be provided  with minimum
		Supplemental Severance based on the  schedule listed
		below unless  their  years  of completed service
		would provide a greater benefit.
								Minimum Weeks
		Status					of Base Salary

		Exempt Non-Officer			3 weeks
		Officer (excluding Management
		  Committee Member)			11 weeks
		Management Committee Member		51 weeks
		[Amended September 21, 1994]

	e.	Maximum Severance Pay

		Severance Pay  under  the  Policy  is  subject  to
		the following  maximums  notwithstanding  anything
		in  the Policy to  the contrary.   (1)  If  an
		Employee  is  a "disqualified individual"  at the
		time of Termination, the "aggregate  present value"
		of Severance  Pay under the Policy  and of  payments
		to such Employee or for his/her benefit which are "parachute payments", shall in no event exceed 295% of his/her "base amount", within those terms' meanings under Section 280G of the Internal Revenue Code ("the Code"). No Severance Pay hereunder will
		be paid to the extent that such benefits (either
		alone  or when  aggregated with other benefits) paid
		to such Employee or for his/her benefit constitute "excess parachute payments" within the meaning
		of Section 280G  of  the  Code.    (2)  No  severance
		pay benefits hereunder will be paid to the extent such benefits are prohibited by law, regulation, or order or by any agreement between the Company and any regulatory agency having jurisdiction over the Company.

5.	Timing of Severance Pay

	Severance Pay benefits will be paid either in a lump sum payment or periodic payments to the Employee as determined by the Committee at its sole discretion.

6.	Discontinuance of Severance Pay

	Any Severance Pay being paid on a periodic basis shall cease




<PAGE 9>

	upon the death of the Employee receiving such Severance Pay. The Company reserves the right to discontinue any
	or all remaining  severance   payments  in   the  event
	that the terminated Employee is subsequently found to have engaged in Misconduct while employed by the Company.

7.	Repayment of Severance Pay

	The Company reserves the right to require repayment, in whole or in part, of Severance Pay in the event that the terminated Employee is subsequently found to have engaged in Misconduct while employed by the Company.

8.	Condition of Re-employment

	In the event the Employee is re-employed by the Company or is hired by the Buyer of the business at which the employee was working, any remaining severance
	payments  will  be discontinued.    For  those  employees
	who received their severance pay in a lump sum payment, it may be necessary to repay a portion of their severance pay on a pro-rata basis upon rehire. Such rehires will need written approval of the Corporate Human Resources Department.

9.	Employee Benefit Plan Coverage

	Except as provided in paragraph 1, the Severance Pay described in paragraph 4 above shall be payable in addition to, and not in lieu of, all other accrued or vested or earned benefits which may be owed to an Employee following termination including, but not limited to, accrued vacation pay, amounts or benefits payable
	under  any bonus or other compensation  plan,   life
	insurance   plan,  health  plan, disability plan or
	similar or successor plan.

	There will  be no  payment for  unused personal days.
	There will be no payment for unused sick days. There will be no payment for unused compensatory time.

10.  Funding

	There shall  be no  special fund out of which payments
	shall be  paid,   nor  shall  Employees  be  required  to
	make a contribution as a condition of receiving payments. Payments shall be made from the general funds of the Company from which the Employee receives his/her compensation.

11.  Administration

	a.	The Policy  shall be  administered by the Committee, as
		the  named   fiduciary  of  the  Policy  under
		Section 3(16)(A) of ERISA. The provisions of Part 4 of Title I of ERISA are incorporated by reference as part of the

<PAGE 10>

		Policy to define and govern the actions of Midlantic and other fiduciaries hereunder.

	b.	The Committee will have full power to administer the
		Policy in  all of  its details,  subject to
		applicable requirements of  law.   For this purpose,
		the Committee powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Policy:

		(i)	To  make	and   enforce   such   rules  and
			regulations as  it deems  necessary or
			proper for the efficient administration of the Policy;

		(ii)	To interpret the Policy, its interpretation
			thereof  in   good  faith  to  be  final
			and conclusive on all persons claiming benefits under the Policy;

		(iii)	To decide all questions concerning the Policy
			and the eligibility of any person to participate in the Policy;

		(iv)	To appoint such agents, counsel, accountants,
			consultants  and  other  persons  as  may
			be required  to   assist  in  administering
			the Policy; and

		(v)	To allocate and delegate its responsibilities
			under  the  Policy  and  to  designate
			other persons to carry out any of its responsibilities under the Policy.

	c.	 The Committee shall adopt such procedures and rules as
		it deems necessary or advisable to administer the Policy and comply with all ERISA requirements including without limitation providing a claims procedure to provide adequate notice to any person whose claim is denied setting forth the specific reasons for denial, written in a manner calculated to be understood by such person and offering a reasonable opportunity for full and fair review of such denial by the Committee. The Company shall bear all costs and expenses incurred in administering the Policy.

12.	No Right to Employment

	This Policy  does not  give any  Employee the  right  to
	be employed by the Company.  The Company expressly
	reserves the right  to   discharge  any   Employee  for
	any  reason  not prohibited by law.





<PAGE 11>

13.	Alienation of Benefits

	Except  as   otherwise  provided  by  law  and  by
	contract governing any  benefit offered under this Policy,
	no benefit under  the   Policy  may  be  voluntarily  or
	involuntarily assigned or alienated.

14.	Termination or Amendment

	Although the Company (on the Effective Date) intends to maintain the Policy for an indefinite period, the
	Company or any  of   its  controlled   group   of
	corporations,   its subsidiaries  or   divisions,  or  its
	lines of business, reserves the right to amend any of the Policy terms or terminate the Policy at any time,
	for any  reason.    Any termination or  partial
	termination of the Policy shall not adversely affect the payment of benefits to which Employees or their covered dependents were entitled under the terms of the Policy prior to the date of termination or partial termination.

15.	Exclusivity and Enforceability

	The Policy is maintained for the exclusive benefit of Employees and their covered dependents. The rights conferred upon Employees and their covered dependents under this Policy, including such materials as may be incorporated herein by reference, shall be legally enforceable.

16. 	Taxes

	The Company may withhold from any payment due under this Policy any taxes required to be withheld under applicable federal, state or local tax laws or regulations.